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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                           SOFTWARE SPECTRUM, INC.
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                (Name of Registrant as Specified in its Charter)

                           SOFTWARE SPECTRUM, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

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July  1996

Name
Company
Address
City, State, Zip

Dear [Shareholders Name]:

As you know, our annual shareholders' meeting will be held on August 15, at our corporate offices. I hope you will be able to attend. Enclosed for your information is our proxy statement and annual report which were mailed directly to your company representative, who is responsible for voting proxies.

Please review the two proposals outlined in the proxy statement. I ask that you support both the proposal for election of Board of Directors and the proposal to increase the number of authorized common shares of the Company. As described in the attached proxy, this increase in authorized shares is necessary to provide the Company the flexibility to meet its future needs. Please contact either me, (214/864-5201) or Deborah Nugent, Vice President of Finance (214/864-5999), if you have any questions or comments.

Thank you for your continued support. I look forward to seeing you at our annual meeting.

Sincerely,


Judy O. Sims
Chairman, Chief Executive Officer and President

Encl.
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                    [LOCKE PURNELL RAIN HARRELL LETTERHEAD]





                                 July 23, 1996


VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549

Ladies and Gentlemen:

         On behalf of Software Spectrum, Inc. (the "Company") we hereby submit for filing, pursuant to Rule 14a-6(b) of the Securities Exchange Act of 1934, as amended, by direct electronic transmission a copy of additional soliciting material (the "Soliciting Material") to be mailed to the Company's shareholders on or about July 23, 1996.

         Copies of the Soliciting Material are concurrently being provided to the National Association of Securities Dealers.

         If you should have any questions or comments regarding this filing, please contact the undersigned at the number indicated above.

                                           Sincerely,


                                           /s/ CLARENCE B. BROWN
                                           Clarence B. Brown


cc: National Association of
    Securities Dealers